SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 10, 2026

AIR INDUSTRIES GROUP

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35927	80-0948413
State of Incorporation	Commission File Number	IRS Employer I.D. Number

1460 Fifth Avenue, Bay Shore, New York 11706

(Address of Principal Executive Offices)

Registrant’s telephone number: (631) 968-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AIRI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On Saturday, November 7, 2026, Air Industries Group (the “Company”) received a letter from Tenax Aerospace Acquisition, LLC (“Tenax”) in which Tenax claimed that the entry by the Company into the amendment to the Company’s Loan and Security Agreement with its primary lender extending the maturity date of such agreement and the amendments to the Company’s Subordinated Notes, among other things, extending the maturity date of such notes to comply with the Company’s obligations under the Loan and Security Agreement without the prior written consent of Tenax would constitute a breach under the Amended and Restated Agreement and Plan of Merger dated July 2, 2026, as amended. In the letter, Tenax also stated that it does not consent to the amendments to the Subordinated Notes, that it has not provided its consent to the amendment to the Loan and Security Agreement and that it reserves all of its rights under the merger agreement. A copy of the letter is annexed as Exhibit 99.1 hereto.

The Company denies the claims made by Tenax and notes that the fee paid to its primary lender for its agreement to extend the maturity date of the Loan and Security Agreement is not material and that it would have been a breach of the duties of the Company’s directors to allow the Loan & Security Agreement to expire in the event the contemplated merger with Tenax was not consummated prior to the November 30, 2026, maturity date of the Loan and Security Agreement. The Company notes further that the holders of the Subordinated Notes will receive no consideration for their agreement to extend the maturity date of their notes if the contemplated merger closes by November 30, 2026, at which time the Subordinated Notes are to be repaid.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Letter from Tenax Aerospace Acquisition, LLC dated November 7, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2026

AIR INDUSTRIES GROUP

By:	/s/ Scott Glassman
Scott Glassman
Acting Chief Executive Officer and President

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